Exhibit 99.1

Leslie J. Browne President & CEO Canaccord Adams 26th Annual Summer Seminar August 9th, 2006 Discovering excellence, driving clinical successTM

Forward-Looking Statements This presentation, and oral statements made with respect to information contained in this presentation, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management’s current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about Pharmacopeia’s 2006 milestone goals, the successful implementation of Pharmacopeia’s strategic plans, Pharmacopeia’s plans to develop its DARA program and file an IND with respect to the program, Pharmacopeia’s ability to successfully perform under its new collaborations with Cephalon and GlaxoSmithKline, Pharmacopeia’s ability to build its pipeline of novel drug candidates through its own internally-funded drug discovery programs, third party collaborations and in-licensing, the continuation and funding level of such continuation of Pharmacopeia’s existing drug discovery collaborations with Schering-Plough and N.V. Organon, Pharmacopeia’s intentions regarding the establishment of new drug discovery collaborations with leading pharmaceutical and biotechnology organizations, Pharmacopeia’s expectations concerning the development priorities of its collaborators and their ability to successfully develop compounds, Pharmacopeia’s ability to raise additional capital, Pharmacopeia’s anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia’s expectations concerning the legal protections afforded by U.S. and international patent law, additional competition, and changes in economic conditions. Further information about these and other relevant risks and uncertainties may be found in Pharmacopeia’s Reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Pharmacopeia urges you to carefully review and consider the disclosures found in its filings which are available in the SEC EDGAR database at http://www.sec.gov and from Pharmacopeia at http://www.pharmacopeia.com. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.

Pharmacopeia Value Drivers Biopharmaceutical company Focused on cardiovascular and immunological diseases Strong, sustainable pipeline Leader in developing DARA Dual acting angiotensin and endothelin receptor antagonists for kidney diseases First-in-class DARA on track to file IND in 1Q-07 Deep partnered pipeline of potential blockbusters 11 partnered compounds in development p38 kinase inhibitor and CXCR2 antagonist both approaching Ph II Discovery and development partnerships with industry leaders GSK, Cephalon, Schering-Plough, Organon, Bristol-Myers Squibb

Former business Lead Discovery Lead Optimization Preclinical Development Phase 1 Phase 2 Phase 3 Partner Business Strategy – More Ownership

Selected Indications Partner Retain candidates at least to clinical validation with the option to continue alone to NDA for selected indications or partner for Ph III clinical development Lead Discovery Lead Optimization Preclinical Development Phase 1 Phase 2 Phase 3 Business Strategy – More Ownership Pharmacopeia Today DARA

Pharmacopeia StrengthsStrong sustainable pipeline Partnered development programs Strong strategic partnerships Financials

Internal Programs Robust Growing Internal Pipeline DARA in preclinical development Optimization focused on JAK3, CCR1 and A2A Preclinical Program Worldwide Rights Lead Generation Optimization Development IND Filing PS433540 Cardiovascular DARA Pharmacopeia PS608504 Transplantation JAK3 Pharmacopeia PS375179 Rheumatoid/MS CCR1 Pharmacopeia PS246518 Parkinsons AdenosineA2A Pharmacopeia PS388023 Angiogenesis avb3/avb5Pharmacopeia

DARA – First-in-class ET-1 ET-1 ET-1 A II A II A II Combines the properties of two marketed cardiovascular product classes in a single molecule Selectively blocks Angiotensin (AT1) and Endothelin (ETA) Strong preclinical and clinical data In advanced pre-clinical development – approaching IND Rapid development aided by potential P of C in Phase I Dual Acting Angiotensin and Endothelin Receptor Antagonist (DARA)

ET_1 and A II – Integrated Systems

Pharmacopeia

- A II (AT_1) and ET_1 (ET_A)
  - Vasoconstriction
  - Tissue proliferation/fibrosis
  - Inflammation
- Preclinical Results - Hypertension and Heart Failure
  - PS433540 (BMS-456567) potent antihypertensive in predictive rat hypertension models (SHR and DOCA)
- Clinical Results – Diabetic nephropathy
  - Improved renal hemodynamics
  - Marked decrease in urinary albumin excretion rate and proteinuria in Phase II study

Chronic Kidney Disease Progressive disease leading to dialysis and transplant Underlying disease causes Diabetes Hypertension Obesity Glomerulonephritis Cystic kidney 20 million in US suffer from chronic kidney disease 5% US population suffer from diabetic nephropathy $17B potential addressable market in 2010 most common causes of end-stage renal disease

Chronic Kidney Disease – Competitive Landscape Angiotensin Receptor Blockers Approved Avapro® (irbesartan) and Cozaar® (losartan) ACE Inhihitors recommended Usage in patients Elevated serum creatinine Proteinuria (>300 mg/day) in patients with hypertension Reduces the progression of nephropathy Compounds Under Clinical Investigation Ph III Diabetic Nephropathy SulodexideTM Keryx Ph II Diabetic Kidney Disease Adam-10 Inh Exelixis Ph III Diabetic Nephropathy SP301 Speedel

Current Status ARBs approved for diabetic nephropathy Benefit demonstrated for investigational ET blocker in combination with ARB in Phase II trials Opportunity for DARA File IND 1Q-07 to evaluate antihypertensive activity Demonstrate dual activity in humans (ET and ARB) in Ph I Potential for DARA in Chronic Renal Disease Demonstrated antihypertensive effect of DARA in Ph I would confirm potential in chronic renal disease

Pharmacopeia StrengthsStrong sustainable pipeline Partnered development programs Strong strategic partnerships Financials

Proven Track Record of Success

Pharmacopeia

	Program	Worldwide Rights	Lead Generation	Preclinical		Clinical Phase			NDA Filed
				Optimization	Development	I	II	III	
PS540446	Rheumatoid Arthritis p38	Bristol Myers Squibb							
PS291822	COPD CXCR2	Schering-Plough							
PS460644	Asthma/Allergy VLA-4	Daiichi							
PS095760	Oncology	Schering-Plough							
PS778629	CNS	Organon							
PS241541	Oncology	Schering-Plough							
PS873266	Inflammation	Celgene							
PS386113	Inflammation	Schering-Plough							
PS948115	Respiratory	Schering-Plough							
PS522501	Metabolic Disease	Schering-Plough							
PS388023	Ocular $\alpha v\beta 3/\alpha v\beta 5$	Allergan							

Significant milestone (~$100MM total)
and royalty interests without further Pharmacopeia investment

Pharmacopeia Strengths Strong sustainable pipeline Partnered development programs Strong strategic partnerships Financials

Strategic Partnerships Late stage optimization programs Upfront $15 million technology access fee Up to $35 million per program in milestones Double-digit royalties Builds portfolio and financial runway Pharmacopeia prosecutes Phase I and Phase II Non-dilutive tranched financing - $15 million Up to $83 million per program in milestones Double-digit royalties Builds portfolio and clinical infrastructure Compare to ~5% royalty and $8 -12MM in milestones for current partnered programs

Pharmacopeia Strengths Strong sustainable pipeline Partnered development programs Strong strategic partnerships Financials

Financial Summary For the 12 Months Ended December 31, 2005 $20.4 million in net revenue $17.1 million in net loss For the 6 Months Ended June 30, 2006 $7.4 million in net revenue $14.9 million in net loss (including $2.0 million non-cash charge) Cash, Cash Equivalents and Marketable Securities $40.1 million as of June 30, 2006 Received $20 million of funding from business development activities in Q2

Stock Information Stock Exchange: NASDAQ Stock Symbol: PCOP Shares Outstanding (7/31/2006): 15.3 million 52- Week Range: $3.03 - $6.51 Daily Trading Volume (8/4/2006)*: > 60,000 shares Market Capitalization (8/4/2006): ~ $70million Enterprise Value**: ~ $30 million *Trailing 3-month average / **Calculated on cash and liquid investments as of 06/30/2006 Analyst Coverage: Joe Pantginis Canaccord Adams Jose Haresco Merriman, Curhan, Ford

Milestones from January 2006 Within 12-months Two internal candidates in pre-clinical development One or more partnered programs in clinical Phase II Strategic partnership with significant retained rights Core clinical-regulatory capability added Year end cash and short term investments of $30-35MM Within 18-months IND for internal candidate filed

Pharmacopeia Transformed DARA approaching IND First-in-class treatment in large markets – IND 1Q-07 Clinical programs achieved considerable progress p38 kinase inhibitor and CXCR2 antagonist approaching Ph II Strategic partnerships with Pharma and Biotech Joined forces with GlaxoSmithKline and Cephalon Received $20 million of funding $10 million more after performing certain work

Discovering excellence, driving clinical successTM